Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 11 – Subsequent Events

On October 7, 2020, the Company entered into a Securities Purchase Agreement (the “October 2020 Purchase Agreement”) with certain investors for the purpose of raising approximately $5,100,000 million in gross proceeds for the Company. Pursuant to the terms of the October 2020 Purchase Agreement, the Company agreed to sell, in a registered direct offering, an aggregate of 9,532,709 shares of the Company’s common stock at a purchase price of $0.41 per share, and in a concurrent private placement, warrants to purchase up to 9,532,709 shares of common stock at a purchase price of $0.125 per warrant, for a combined purchase price per share and warrant of $0.535. The warrants are exercisable immediately on the date of issuance at an exercise price of $0.41 per share and will expire five years following the date of issuance.

The closing of the sales of these securities under the October 2020 Purchase Agreement occurred on October 9, 2020. Net proceeds to the Company from the transactions, after deducting the placement agent’s fees and expenses but before paying the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the warrants, were approximately $4,450,000.

On November 10, 2020 the Company agreed to pay Spartan Capital Securities LLC $355,000 in cash, and warrants to purchase 440,449 shares of common stock at a purchase price of $0.32 per share, and warrants to purchase 451,402 shares of common stock at a purchase price of $0.41 per share. These amounts were in dispute and were paid pursuant to an investment banking agreement dated February 12, 2020 in connection with financings which occurred in July and October. The investment banking agreement has now been terminated with no further obligations.

On November 24, 2020, the Company completed the exchange of all its outstanding Series C Convertible Preferred Stock into common stock, exchanging 4,205,406 shares of its Series C Convertible Preferred stock for 6,078,125 shares of its common stock.

Note 14 – Subsequent Events

On February 25, 2020, the Company raised $650,000 in gross proceeds through a private placement bridge offering of its common stock and warrants to purchase its common stock to certain accredited investors (the “Bridge Offering”). The Company sold an aggregate of 1,300,000 shares of common stock and warrants to purchase 1,300,000 shares of common stock at an exercise price per share equal to $0.79 in the Bridge Offering pursuant to a securities purchase agreement between the Company and each of the investors in the Bridge Offering. The Company engaged Spartan Capital Securities, LLC, a FINRA-member as the exclusive placement agent for the Bridge Offering and to pay a fee in cash equal to 10% of the aggregate gross proceeds of the Bridge Offering and a warrant to purchase 82,279 shares of the Company’s common stock containing substantially the same terms as the warrant issued to investors in the Bridge Offering.